EXHIBIT 10.3











                    REYNOLDS METALS COMPANY





                   PERFORMANCE INCENTIVE PLAN




















                    As Amended and Restated

                   Effective January 1, 1999


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                       TABLE OF CONTENTS


                                                            Page
                                                            ----

1.   PURPOSE                                                  1

2.   ADMINISTRATION                                           1

3.   PARTICIPATION                                            2

4.   TARGET AWARD LEVELS                                      2

5.   PERFORMANCE GOALS                                        3

6.   DETERMINATION OF AWARDS                                  3

7.   COMMUNICATION                                            3

8.   PAYMENT OF AWARDS                                        4

9.   COMPANY STOCK                                            7

10.  EFFECTIVE DATE OF PLAN                                   7

11.  SPECIAL PROVISIONS FOR TOP EXECUTIVES                    7

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1.   PURPOSE
     -------

     The  purpose of the Performance Incentive Plan (the  "Plan")

     is  to  promote  the  financial success of  Reynolds  Metals

     Company (the "Company") by:

     (a)  providing  compensation opportunities  which  are

          competitive with those of other major companies;

     (b)  supporting   the  Company's   goal-setting   and

          strategic planning process; and

     (c)  motivating  key  executives  to  achieve  annual

          business  goals by allowing them to share in the  risks

          and rewards of the business.



2.   ADMINISTRATION
     --------------

     (a)  The Plan shall be administered by the Compensation

          Committee  (the "Committee") of the Board of  Directors

          (the  "Board").   No member of the Committee  shall  be

          eligible to participate in the Plan.

     (b)  The  Committee shall have the power and authority

          to   adopt,   amend  and  rescind  any   administrative

          guidelines,  rules, regulations, and procedures  deemed

          appropriate to the administration of the Plan,  and  to

          interpret  and  rule on any questions relating  to  any

          provision of the Plan.

     (c)  The  decisions of the Committee shall  be  final,

          conclusive  and binding on all parties,  including  the

          Company and participating employees.

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     (d)  The Board may from time to time amend, suspend  or

          terminate   the   Plan,   in   whole   or   in    part.

          Notwithstanding the foregoing, the Board  may,  in  any

          circumstance where it deems such approval necessary  or

          desirable,  and  shall,  to  the  extent  necessary  to

          maintain   compliance  with  Rule   16b-3   under   the

          Securities Exchange Act of 1934 as in effect from  time

          to time, require stockholder approval as a condition to

          the  effectiveness of any amendment or modification  of

          the Plan.



3.   PARTICIPATION
     -------------

     Company officers and other key employees of the Company  and its  subsidiaries who are recommended by the Chief Executive

     Officer of the Company and who are approved by the Committee shall  be  eligible for participation in the Plan  during  a

     Plan year.



4.   TARGET AWARD LEVELS
     -------------------

     After  consultation  with  management,  the  Committee   may

     designate  target award levels to be earned by  participants for  a  given  Plan year.  Such target awards  may  vary  by management level.

                                  2


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5.   PERFORMANCE GOALS
     -----------------

     To  the  fullest extent possible, management shall establish performance goals for participants to help it determine  the awards it will recommend for the Plan year.  Such goals  may relate to corporate performance, divisional performance, and individual performance as appropriate to the purpose of  the

     Plan   and  the  positions  and  responsibilities   of   the

     participants.



6.   DETERMINATION OF AWARDS
     -----------------------

     As  soon  as  practicable following the close of  each  Plan

     year,   the   Committee  shall,  after   consultation   with

     management,  determine the award earned by each  participant

     for   the  Plan  year.   In  special  cases  of  meritorious

     performance,   after  consultation  with   management,   the

     Committee  may  make  awards to  individuals  who  were  not previously  designated as eligible for participation  during the  Plan  year.  If a participant has died during the  Plan year,  an  award may be made to the participant's spouse  or legal representative if the Committee so determines.



7.   COMMUNICATION
     -------------

     Participants   shall  be  advised  in   writing   of   their

     participation  in  the  Plan and of  any  performance  goals applicable to their awards.


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8.   PAYMENT OF AWARDS
     -----------------

     (a)  Awards shall be payable in cash as soon after the close of  the Plan year as feasible; provided, however,  that

          payment of part or all of any award may be deferred  in

          accordance  with  the terms of any  incentive  deferral

          plan maintained from time to time by the Company.



     (b)  Any  other provision of the Plan to the  contrary

          notwithstanding, except as otherwise determined by  the

          Committee  in  accordance with Paragraph  6(a)  of  the

          Company's Stock Ownership Guidelines for Officers  (the

          "Guidelines"), the following provisions shall apply  to

          the  payment  of  an  award to any participant  who  is

          subject  to  the  Guidelines and who had  not  met  the

          applicable  minimum  stock  ownership  level   of   the

          Guidelines as of the December 31 immediately  preceding

          the date of payment of an award under the Plan.



          The  award to any such participant shall be  paid

          part  in cash and part in the form of shares of  Common

          Stock  of the Company ("Shares").  The number of Shares

          issued  under  this provision shall  be  equal  to  the

          number  of  Shares  that would have been  necessary  to

          bring   the  participant  into  compliance   with   the

          Guidelines as of the December 31 immediately  preceding

          the  date  of payment of the award; provided,  however,

          that in no

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          event shall more than half of the value of a

          participant's award be paid in the form of Shares;  and

          provided, further, that the part of the award  for  any

          participant that is payable in Shares shall not  exceed

          the  annual  rate  of base salary  in  effect  for  the

          participant at the time of the award.  The remainder of

          the  participant's award shall be paid in cash.  Awards

          of  Shares shall be made without payment of a  purchase

          price.



          Any payment in accordance with this Paragraph 8(b)

          shall be subject to the following terms and conditions:

          (i)  An  award shall be converted into Shares by

               dividing (y) the cash value of  the  part

               of the award to be paid in Shares by (z)  the

               arithmetic  average  of the  high  and  low  sales

               prices of the Shares as reported on New York Stock

               Exchange   Composite  Transactions  on  the   date

               preceding  the  date on which the award  is  paid.

               Any fractional Share shall be paid in cash.

         (ii)  The  mandatory  share  award  provisions of

               this Paragraph 8(b) shall not  apply

               to  the extent the participant has already elected

               under   the  Company's  New  Management  Incentive

               Deferral Plan (y) to defer a portion of his or her

               award under the Plan and (z) to have such deferred

               award be

                                    5

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               credited with additional income based  on

               shares of phantom stock of the Company.

        (iii)  Except  to  the  extent   a  participant

               has elected to have a deferred  award

               be credited with additional income based on shares

               of  phantom  stock of the Company,  any  voluntary

               deferral of the payment of part or all of an award

               under the Plan shall apply only to the part of the

               award   that   is  payable  in  cash   after   the

               application  of  this  Paragraph  8(b);  provided,

               however, that any such voluntary deferral shall be

               reduced as necessary to ensure the payment of  all

               applicable payroll taxes.

         (iv)  To the extent a participant is subject to

               a mandatory deferral of the payment  of

               part  or  all  of  an award under  the  Plan,  the

               mandatory deferral shall apply first to  the  part

               of  the  award  that is payable in cash.   To  the

               extent  the  award that would be  paid  in  Shares

               remains  subject  to the mandatory  deferral,  the

               payment  that would otherwise be made in the  form

               of  Shares  shall  instead be deferred  under  the

               Company's  New Management Incentive Deferral  Plan

               to earn income based on shares of phantom stock of

               the Company.

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9.   COMPANY STOCK
     -------------

     Shares   reserved  for  issuance  under  the  Plan  may   be

     authorized  but  unissued shares, shares reacquired  by  the

     Company,  or  a combination of both, as the Board  may  from time  to  time determine.  If any stock dividend is declared upon  the  Shares,  or if there is any  stock  split,  stock distribution, or other recapitalization of the Company  with

     respect   to   the  Shares,  resulting  in  a  split-up   or

     combination  or  exchange  of  Shares,  or  if  any  special distribution  is  made  to holders  of  Shares,  the  Shares

     reserved   for   issuance   under   the   Plan   shall    be

     proportionately and appropriately adjusted.



10.  EFFECTIVE DATE OF PLAN
     ----------------------

     The  Plan as originally adopted was effective for the fiscal year  commencing  January 1, 1983 and  continued  in  effect thereafter  as amended from time to time.  This amended  and restated Plan shall be effective January 1, 1999, subject to stockholder approval at the 1999 Annual Meeting,  and  shall continue  in effect, as amended from time to time, until  it is terminated by the Board.



11.  SPECIAL PROVISIONS FOR TOP EXECUTIVES
     -------------------------------------

     Anything  herein to the contrary notwithstanding,  effective with  the 1996 calendar year, the following provisions shall apply  each calendar year to awards to participants who  are

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     designated  by  the Committee as "Top Executives"  for  that calendar year.  Top Executives shall be eligible for  awards only under this Paragraph 11.


     (a)  The provisions of this Paragraph 11, including the

          designation  of  Top  Executives each  year,  shall  be

          administered  solely by those members of the  Committee

          (at least two) who are "outside directors" for purposes

          of Section 162(m) of the Internal Revenue Code of 1986,

          as  amended (the "Code").  For the Top Executives,  the

          Plan  shall be administered in a manner consistent with

          the  performance-based  compensation  requirements   of

          Section 162(m)(4) of the Code.


     (b)  No later than ninety days after the beginning  of

          each  calendar year, the Committee shall  establish  in

          writing  (i) one or more Performance Goals (as  defined

          below)  that  must  be  reached  in  order  for  a  Top

          Executive  to receive an award under the Plan  for  the

          calendar  year and (ii) the amount of the award  to  be

          paid  upon  attainment of these goals.   The  Committee

          shall have the discretion later to revise the amount to

          be  paid upon the attainment of these goals solely  for

          the  purpose of reducing or eliminating the  amount  of

          the  award otherwise payable upon attainment  of  these

          goals.

                                     8

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     (c)  In  establishing Performance Goals, the Committee

          shall  establish  both the minimum Performance  Goal(s)

          (the "Minimum Goals") that must be reached in order for

          the Top Executive to receive any award for the calendar

          year  and the maximum Performance Goal(s) (the "Maximum

          Goals")  that  must  be reached in order  for  the  Top

          Executive to receive the maximum award for the calendar

          year.  Between the Minimum Goals and the Maximum Goals,

          the  Committee  may establish a range  of  intermediate

          Performance Goals with a corresponding range of  awards

          between the minimum and maximum award opportunity.   In

          no  event may a Top Executive's maximum award hereunder

          for any calendar year exceed $2,500,000.


     (d)  A  "Performance Goal" is an objective performance

          goal established in writing by the Committee; it may be

          based  on  net  earnings, stock  price,  profit  before

          taxes,  return on equity, return on capital, return  on

          assets,  total  return  to shareholders,  earnings  per

          share,  debt rating, or economic value added, with  the

          specific  goal or target in each case determined  on  a

          basis specified by the Committee.  For purposes of  the

          preceding  sentence,  the term "economic  value  added"

          means  (1)  net operating profit (or loss) after  taxes

          minus  (2) a capital charge.  Performance Goals may  be

          absolute  in  their  terms or measured  against  or  in

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          relationship to other companies comparably or otherwise

          situated.  Performance Goals may be particular to a Top

          Executive or the division, department, branch, line  of

          business,  subsidiary or other unit in  which  the  Top

          Executive  works  or  with respect  to  which  the  Top

          Executive has responsibility and/or may be based on the

          performance  of  the  Company  generally.   Performance

          Goals may vary from Top Executive to Top Executive  and

          from calendar year to calendar year.


     (e)  The  amount payable to a Top Executive  shall  be

          based upon the achievement of the Performance Goals, as

          certified in writing by the Committee after the end  of

          each  calendar  year.  If the Committee  believes  that

          factors  outside the Performance Goals should  also  be

          taken  into  account in determining the amount  of  the

          award,  the  Committee  shall have  the  discretion  to

          reduce, but not increase, the amount payable to  a  Top

          Executive  based on these outside factors.  No  payment

          shall be made unless the Minimum Goals are achieved.


     (f)  Awards under this Paragraph 11 shall be paid  out

          in accordance with the provisions of Paragraph 8.

                                10

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Executed  and  adopted this ____ day of May,  1999,  pursuant  to action taken by the Board of Directors of Reynolds Metals Company at its meeting on March 8, 1999, and approved by the Stockholders of Reynolds Metals Company at the 1999 Annual Meeting.



                                     REYNOLDS  METALS  COMPANY



                                     By:______________________

                                     Vice President, Human
                                     Resources



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